                                                                     EXHIBIT 4.2

================================================================================

                               MASCO CORPORATION,

                                     Issuer

                                       AND

                THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

                                     Trustee

                             Subordinated Indenture

                            Dated as of ___________

                                   ----------

================================================================================

Reconciliation and tie1 between Trust Indenture Act of 1939, as amended, and

                      Indenture, dated as of ____________
                                     between
                          Masco Corporation, as Issuer
                                       and
            The Bank of New York Mellon Trust Company, N.A., Trustee

Trust Indenture                                                     Indenture
Act Section                                                          Section
---------------                                                 ----------------
ss.310(a)(1).................................................   6.09
      (a)(2).................................................   6.09
      (a)(3).................................................   Not Applicable
      (a)(4).................................................   Not Applicable
      (b)....................................................   6.08
      .......................................................   6.10

ss.311(a)....................................................   6.13
      (b)....................................................   6.13
      (b)(2).................................................   7.03(a)(ii)

ss.312(a)....................................................   7.01
       ......................................................   7.02(a)
      (b)....................................................   7.02(b)
      (c)....................................................   7.02(c)

ss.313(a)....................................................   7.03(a)
      (b)....................................................   7.03(b)
      (c)....................................................   7.03(a), 7.03(b)
      (d)....................................................   7.03(c)

ss.314(a)....................................................   7.04
      (b)....................................................   Not Applicable
      (c)(1).................................................   1.02
      (c)(2).................................................   1.02
      (c)(3).................................................   Not Applicable
      (d)....................................................   Not Applicable
      (e)....................................................   1.02

ss.315 (a)...................................................   6.01(a)

----------
1 NOTE: This reconciliation and tie shall not, for any purpose, bedeemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                   ----------

                                    ARTICLE 1
                        DEFINITIONS AND OTHER PROVISIONS

                                                                            PAGE
SECTION 1.01.   Definitions...............................................     2
SECTION 1.02.   Compliance Certificates and Opinions......................    10
SECTION 1.03.   Form of Documents Delivered to Trustee....................    10
SECTION 1.04.   Acts of Holders...........................................    11
SECTION 1.05.   Notices, Etc., to Trustee and Company.....................    12
SECTION 1.06.   Notice to Holders; Waiver.................................    12
SECTION 1.07.   Conflict with Trust Indenture Act.........................    13
SECTION 1.08.   Effect of Headings and Table of Contents..................    13
SECTION 1.09.   Successors and Assigns....................................    13
SECTION 1.10.   Separability Clause.......................................    13
SECTION 1.11.   Benefits of Indenture.....................................    13
SECTION 1.12.   Governing Law.............................................    14
SECTION 1.13.   Legal Holidays............................................    14
SECTION 1.14.   Counterparts..............................................    14

                                     ARTICLE 2
                                  SECURITY FORMS

SECTION 2.01.   Forms Generally...........................................    14
SECTION 2.02.   Securities in Permanent Global Form.......................    15

                                    ARTICLE 3
                                 THE SECURITIES

SECTION 3.01.   Amount Unlimited; Issuable in Series......................    16
SECTION 3.02.   Denominations.............................................    19
SECTION 3.03.   Execution, Authentication, Delivery and Dating............    20
SECTION 3.04.   Temporary Securities......................................    23
SECTION 3.05.   Registration, Registration of Transfer and Exchange.......    24
SECTION 3.06.   Mutilated, Destroyed, Lost and Stolen Securities..........    27
SECTION 3.07.   Payment of Interest; Interest Rights Preserved............    28
SECTION 3.08.   Persons Deemed Owners.....................................    29
SECTION 3.09.   Cancellation..............................................    30
SECTION 3.10.   Computation of Interest...................................    30
SECTION 3.11.   CUSIP Numbers.............................................    30

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

                                                                            PAGE
SECTION 4.01.   Satisfaction and Discharge of Indenture...................    31
SECTION 4.02.   Defeasance of Securities of Any Series....................    32
SECTION 4.03.   Application of Trust Funds; Indemnification...............    34
SECTION 4.04.   Reinstatement.............................................    35

                                    ARTICLE 5
                                    REMEDIES

SECTION 5.01.   Events of Default.........................................    35
SECTION 5.02.   Acceleration of Maturity; Rescission and Annulment........    37
SECTION 5.03.   Collection of Indebtedness and Suits for Enforcement by
                   Trustee................................................    38
SECTION 5.04.   Trustee May File Proofs of Claim..........................    39
SECTION 5.05.   Trustee May Enforce Claims Without Possession of
                   Securities.............................................    40
SECTION 5.06.   Application of Money Collected............................    40
SECTION 5.07.   Limitation on Suits.......................................    41
SECTION 5.08.   Unconditional Right of Holders to Receive Principal,
                   Premium and Interest...................................    42
SECTION 5.09.   Restoration of Rights and Remedies........................    42
SECTION 5.10.   Rights and Remedies Cumulative............................    42
SECTION 5.11.   Delay or Omission Not Waiver..............................    42
SECTION 5.12.   Control by Holders........................................    43
SECTION 5.13.   Waiver of Past Defaults...................................    43
SECTION 5.14.   Undertaking for Costs.....................................    44
SECTION 5.15.   Waiver of Usury, Stay or Extension Law....................    44

                                    ARTICLE 6
                                   THE TRUSTEE

SECTION 6.01.   Certain Duties and Responsibilities.......................    44
SECTION 6.02.   Notice of Defaults........................................    46
SECTION 6.03.   Certain Rights of Trustee.................................    46
SECTION 6.04.   Not Responsible for Recitals or Issuance of Securities....    48
SECTION 6.05.   May Hold Securities.......................................    48
SECTION 6.06.   Money Held in Trust.......................................    48
SECTION 6.07.   Compensation and Reimbursement............................    49
SECTION 6.08.   Disqualification; Conflicting Interest....................    49
SECTION 6.09.   Corporate Trustee Required; Eligibility...................    50
SECTION 6.10.   Resignation and Removal; Appointment of Successor.........    50
SECTION 6.11.   Acceptance of Appointment by Successor....................    52
SECTION 6.12.   Merger, Conversion, Consolidation or Succession to
                   Business...............................................    53

                                                                            PAGE
SECTION 6.13.   Preferential Collection of Claims.........................    54
SECTION 6.14.   Appointment of Authenticating Agent.......................    54

                                    ARTICLE 7
                HOLDERS' LIST AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.   Company to Furnish Trustee Names and Addresses of
                   Holders................................................    56
SECTION 7.02.   Preservation of Information; Communications to Holders....    56
SECTION 7.03.   Reports by Trustee........................................    57
SECTION 7.04.   Reports by Company........................................    59
SECTION 7.05.   Calculation of Original Issue Discount....................    60

                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.   Company May Consolidate, Etc., Only on Certain Terms......    61
SECTION 8.02.   Successor Corporation to be Substituted for Company.......    61
SECTION 8.03.   Evidence to be Furnished to the Trustee...................    62

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

SECTION 9.01.   Supplemental Indentures without Consent of Holders........    62
SECTION 9.02.   Supplemental Indentures with Consent of Holders...........    63
SECTION 9.03.   Execution of Supplemental Indentures......................    65
SECTION 9.04.   Effect of Supplemental Indentures.........................    65
SECTION 9.05.   Conformity with Trust Indenture Act.......................    65
SECTION 9.06.   Reference in Securities to Supplemental Indentures........    65

                                   ARTICLE 10
                                    COVENANTS

SECTION 10.01.  Payment of Principal, Premium and Interest................    66
SECTION 10.02.  Maintenance of Office or Agency...........................    66
SECTION 10.03.  Money for Securities Payments to be Held in Trust.........    66
SECTION 10.04.  Certificate of Officers of the Company....................    68

                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

SECTION 11.01.  Applicability of Article..................................    68
SECTION 11.02.  Election to Redeem; Notice to Trustee.....................    68
SECTION 11.03.  Selection by Trustee of Securities to be Redeemed.........    69
SECTION 11.04.  Notice of Redemption......................................    69
SECTION 11.05.  Deposit of Redemption Price...............................    70

                                                                            PAGE
SECTION 11.06.  Securities Payable on Redemption Date.....................    70
SECTION 11.07.  Securities Redeemed in Part...............................    71

                                   ARTICLE 12
                                  SINKING FUNDS

SECTION 12.01.  Applicability of Article..................................    71
SECTION 12.02.  Satisfaction of Sinking Fund Payments with Securities.....    72
SECTION 12.03.  Redemption of Securities for Sinking Fund.................    72

                                   ARTICLE 13
                           SUBORDINATION OF SECURITIES

SECTION 13.01.  Agreement to Subordinate..................................    73
SECTION 13.02.  No Payment on Securities if Senior Indebtedness in
                   Default................................................    73
SECTION 13.03.  Priority of Senior Indebtedness...........................    74
SECTION 13.04.  Company to Give Notice of Certain Events; Reliance by
                   Trustee................................................    75
SECTION 13.05.  Subrogation of Securities.................................    76
SECTION 13.06.  Company Obligation to Pay Unconditional...................    76
SECTION 13.07.  Authorization of Holders of Securities to Trustee to
                   Effect Subordination...................................    77
SECTION 13.08.  Notice to Trustee of Facts Prohibiting Payments...........    77
SECTION 13.09.  Trustee May Hold Senior Indebtedness......................    77
SECTION 13.10.  All Indenture Provisions Subject to this Article..........    78

EXHIBIT A - FORM OF SECURITIES............................................   A-1

          INDENTURE, dated as of _________ , between MASCO CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                    ARTICLE 1
                        DEFINITIONS AND OTHER PROVISIONS

     SECTION 1.01. Definitions For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

     (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.04.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the designated office of the Trustee at which at any particular time its corporate trust business shall be administered. At the date of execution of this Indenture the address of the Corporate Trust Office is 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602,
Attention: Corporate Trust Administration.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Defaulted Interest" has the meaning specified in Section 3.07.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as Depositary by the Company pursuant to
Section 3.01, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

     "Event of Default" has the meaning specified in Section 5.01.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

     "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only upon Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

     "Outstanding," used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Securities for whose payment or redemption (a) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or (b) U.S. Government Obligations as contemplated by Section
4.02 in the necessary amount have been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09) in trust for the Holders of such Securities in accordance with Section 4.03; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

     (iii) Securities as to which defeasance has been effected pursuant to
Section 4.02 and not reinstated pursuant to Section 4.04; and

     (iv) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.02, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 3.01, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.01, of the principal amount of such Security (or, in the case of a Security described in clause (A) or (B) of this paragraph, of the amount determined as provided in such clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Partnership" means any joint venture, partnership or participation by which the Company with one or more Persons forms a business arrangement to own or acquire tangible personal property for the purpose of financing such property and allocating rights to profits and liabilities for losses, and establishing obligations, among the Company and such Persons relating to such financing.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

     "Responsible Officer," when used with respect to the Trustee, means any officer within the corporate trustee administration department, including any vice president or assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

     "Senior Indebtedness" means (a) all indebtedness of the Company for money borrowed (including without limitation obligations of the Company in respect of overdrafts, foreign exchange contracts, letters of credit, bankers' acceptances, or any loan or advance from a bank whether or not evidenced by promissory notes or other instruments) or incurred in connection with the acquisition of property, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Securities or to rank pari passu with the Securities and (b) any deferrals, renewals or extensions of any such Senior Indebtedness, or debentures, notes or other evidences of indebtedness issued in exchange for such Senior Indebtedness. The term "indebtedness of the Company for money borrowed" as used in the foregoing sentence shall mean any obligation of the Company (and any guaranty, endorsement or other contingent obligation of the Company in respect of, or to purchase or otherwise acquire, any obligation of another) for borrowed money evidenced by notes or other written obligations, and any indebtedness of the Company evidenced by bonds, notes or debentures or other similar instruments. The term "indebtedness of the Company incurred in connection with the acquisition of property" as used in the first sentence of this definition shall mean any purchase money obligation (whether or not secured by any lien or other security interest) created or assumed as all or part of the consideration for the acquisition of property whether by purchase, merger, consolidation or otherwise (but not including any account payable or any other obligation created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services).

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (excluding in the computation of such percentage stock of any class or classes of such corporation which has or might have voting power by reason of the happening of any contingency) is at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force on the date on which this instrument was executed provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

     "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligations or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt for any amount received by the custodian with respect to the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series of Securities, or if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

     SECTION 1.02. Compliance Certificates and Opinions

     Unless otherwise provided herein, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and, unless otherwise provided herein, no additional certificate or opinion need be furnished.

     Every certificate or opinion, other than the Officers' Certificate called for by Section 10.07, with respect to compliance with a condition or covenant provided for in this Indenture shall include

     (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.03. Form of Documents Delivered to Trustee

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04. Acts of Holders

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action with respect to the Securities of more than one series as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers' Certificate) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 1.05. Notices, Etc., to Trustee and Company

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Company and the Holders by the Trustee; or

     (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 21001 Van Born Road, Taylor, Michigan 48180 or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 1.06. Notice to Holders; Waiver

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.07. Conflict with Trust Indenture Act

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     SECTION 1.08. Effect of Headings and Table of Contents

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.09. Successors and Assigns

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.10. Separability Clause

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11. Benefits of Indenture

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the Parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar and their successors hereunder and the

Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.12. Governing Law

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles therein.

     SECTION 1.13. Legal Holidays

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then, unless otherwise specified in such Security, payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

     SECTION 1.14. Counterparts

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                    ARTICLE 2
                                 SECURITY FORMS

     SECTION 2.01. Forms Generally

     The Securities of each series shall be in substantially the form set forth in Exhibit A, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or any rules or regulations pursuant thereto, or with the rules of any securities exchange or to conform to general usage, all as may consistently herewith be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
3.03 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 2.02. Securities in Permanent Global Form

     If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in permanent global form, then notwithstanding Section 3.01(h) and the provisions of Section 3.02, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in permanent global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee or the Security Registrar in such manner and upon instructions given by such Person or Persons as shall be specified in such Security in permanent global form or in the Company Order to be delivered to the Trustee pursuant to
Section 3.03 or Section 3.04. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee or the Security Registrar shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a global Security shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Officers' Certificate or an Opinion of Counsel, provided that the form of permanent global Security to be endorsed, delivered or redelivered has previously been covered by an Opinion of Counsel.

     The provisions of the last sentence of Section 3.03 shall only apply to any Security represented by a Security in permanent global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee or the Security Registrar the Security in permanent global form together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

     Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Security in permanent global form authenticated and delivered hereunder shall bear a legend in substantially the following form:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR ITS NOMINEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

                                    ARTICLE 3
                                 THE SECURITIES

     SECTION 3.01. Amount Unlimited; Issuable in Series

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series

     (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

     (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04,

3.05, 3.06, 9.06 or 11.07 and except for any Securities which, pursuant to
Section 3.03 of the Indenture, shall have not been issued and sold by the Company and are therefore deemed never to have been authenticated and delivered hereunder);

     (c) the date or dates on which the principal of the Securities of the series is payable;

     (d) the Person to whom any interest on any Security of the series shall be payable if other than as set forth in Section 3.07; the rate or rates at which any Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

     (e) the place or places where the principal of and any premium or interest on Securities of the series shall be payable;

     (f) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

     (g) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased in whole or in part, pursuant to such obligation;

     (h) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of the series shall be issuable;

     (i) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

     (j) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 4.02 and if other than by a Board Resolution, the manner in which any election by the Company to defease those securities shall be evidenced;

     (k) whether the Securities of the series are to be issuable in whole or in part in permanent global form, without coupons, and, if so, (i) the form of any legend or legends which shall be borne by any such permanent global Security in addition to or in lieu of that set forth in Section 2.02, (ii) any circumstances in addition to or in lieu of those set forth in Clause 3.05(b) in which such permanent global Security may be exchanged in whole or in part for Securities registered, and in which any transfer of such permanent global Security in whole or in part may be registered, in the name of Persons other than the Depositary for such permanent global Security or a nominee thereof and (iii) the Depositary with respect to any such permanent global Security or Securities;

     (l) the currency or currencies, including composite currencies, in which payment of the principal of, and any premium and interest on, the Securities of the series shall be payable if other than the currency of the United States of America;

     (m) if the principal of, or any premium or interest on, any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

     (n) if the amount of payments of principal of, or any premium or interest on, the Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

     (o) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

     (p) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.01;

     (q) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a person who is not a

U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

     (r) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

     (s) if the Securities of any series may be converted into or exchanged for stock or other securities or other property of the Company or other entities, the terms upon which such series may be converted or exchanged, any specific terms relating to the adjustment thereof and the period during which such Securities may be so converted or exchanged;

     (t) any addition to or change in the covenants set forth in Article Ten which applies to any Securities of the series; and

     (u) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(e)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth in the Officers' Certificate that established the form of the Securities of such series or in any such indenture supplemental hereto.

     All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided in or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     SECTION 3.02. Denominations

     The Securities of each series shall be issuable in registered form without coupons and, except for any Security issuable in permanent global form, in such denominations as shall be specified in accordance with Section 3.01. In the absence of such provisions with respect to the Securities of any series, the

Securities of such series, other than a Security issuable in permanent global form, shall be issuable in denominations of $1,000 and any multiple thereof.

     SECTION 3.03. Execution, Authentication, Delivery and Dating

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Company (contained in the Company Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs 3.03(ii), 3.03(iii) and 3.03(iv) below, only at or before the time of the first request of the Company to the Trustee to authenticate Securities of such series) and (subject to
Section 6.01) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

          (i) a Company Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Company, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount, if any, established for such series, pursuant to a Company Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by a Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing;

          (ii) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.01 and 3.01 by or pursuant to which the forms and terms of the Securities were established;

          (iii) an Officers' Certificate setting forth the form or forms and (to the extent established) the terms of the Securities, stating that the form or forms and any such terms of the Securities have been established pursuant to Sections 2.01 and 3.01 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

          (iv) At the option of the Company, either an Opinion of Counsel, or a letter addressed to the Trustee permitting to it rely on an Opinion of Counsel, substantially to the effect that:

               (A) the forms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture;

               (B) if all of the terms of the Securities of such series have been established, the terms of the Securities have been duly authorized by the Company and established in conformity with the provisions of this Indenture, and, in the case of all other offerings, certain terms of the Securities have been established pursuant to a Board Resolution, an Officers' Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in a Company Order shall have been established, all such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture;

               (C) when the Securities have been executed by the Company and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

               (D) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, considered as one enterprise, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under the Securities, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

     In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

     Each Security shall be dated the date of its authentication. Unless otherwise specified as contemplated by Section 3.01 for any Security, interest on the each Security will accrue from the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     Notwithstanding the foregoing and subject, in the case of a Security in permanent global form, to Section 2.02, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) directing such cancellation and stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 3.04. Temporary Securities

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the

Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     SECTION 3.05. Registration, Registration of Transfer and Exchange

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees one or more new Securities of the same series of any authorized denominations and of a like aggregate principal amount and of like tenor.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and of like tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     The provisions of Clauses (a) - (g) below shall apply only to permanent global Securities:

     (a) Each permanent global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such permanent global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such permanent global Security shall constitute a single Security for all purposes of this Indenture.

     (b) Notwithstanding any other provisions in this Indenture, no permanent global Security may be exchanged in whole or in part for Securities registered, and no transfer of a permanent global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such permanent global Security or a nominee thereof unless (i) the Depositary notifies the Company pursuant to Clause 3.05(d) of this Section that it is unwilling or unable to continue as Depositary for such permanent global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) if the Company in its sole discretion determines pursuant to Clause 3.05(e) of this Section that such permanent global Security shall be so exchangeable or transferrable and executes and delivers to the Security Registrar a Company Order providing that such permanent global Security shall be so exchangeable or transferrable, (iii) any event shall have occurred and be continuing which, after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of the series of which such permanent global Security is a part or (iv) there shall exist such circumstances, if any, in addition or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.01.

     (c) Subject to Clause 3.05(b) above, any exchange of a permanent global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a permanent global Security or any portion thereof shall be registered in such names as the Depositary for such permanent global Security shall direct. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

     (d) If at any time the Depositary for any Securities of a series represented by one or more global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility (and in any event before the Depositary surrenders such global Security for exchange), the Company's election that such Securities be represented by one or more global Securities shall no longer be effective and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such Securities in exchange for such global Security or Securities.

     (e) The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by a global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such Securities, in exchange for such global Security or Securities.

     (f) Subject to Clause 3.05(b) above, with respect to Securities represented by a global Security, the Depositary for such global Security may surrender such global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to the Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the global Security; and

          (ii) to such Depositary a new global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause 3.05(f)(i) above.

     Upon the exchange of a global Security for Securities in definitive registered form, in authorized denominations, such global Security shall be canceled by the Trustee.

     (g) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a permanent global Security or any portion thereof, whether pursuant to this Section, Section 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a permanent global Security, unless such Security is registered in the name of a Person other than the Depositary for such permanent global Security or a nominee thereof.

     SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.07. Payment of Interest; Interest Rights Preserved

     Unless otherwise provided as contemplated by Section 3.01 with respect to any Security, interest on such Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided that if that Security or its Predecessor Security was originally issued on a date after a Regular Record Date and before the following Interest Payment Date, the first payment of interest on such Security will be made on the Interest Payment Date following the next succeeding Regular Record Date. Unless otherwise specified as contemplated by Section 3.01 for any Security, interest payable at Maturity (other than on a date which is an Interest Payment Date) will be paid to the same Person to whom the principal amount of this Security is payable.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause 3.07(b).

     (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.08. Persons Deemed Owners

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 3.09. Cancellation

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with the Trustee's customary procedures.

     SECTION 3.10. Computation of Interest

     Except as otherwise specified as contemplated by Section 3.01 for any Security, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of 12 30-day months.

     SECTION 3.11. CUSIP Numbers

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

     SECTION 4.01. Satisfaction and Discharge of Indenture

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (a) either

          (i) all Securities theretofore authenticated and delivered (other than
     (x) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (y) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

          (ii) all such Securities not theretofore delivered to the Trustee for cancellation

               (A) have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, and any premium or interest, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Sections 4.03(b) and 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause 4.01(a)(ii), the obligations of the Trustee under Section 4.03 and the last paragraph of Section 10.03 shall survive.

     SECTION 4.02. Defeasance of Securities of Any Series

     Unless otherwise specified pursuant to Section 3.01 with respect to any Security, then notwithstanding Section 4.01, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any series on the 91st day after the date of the deposit referred to in subparagraph 4.02(d) hereof, and the provisions of this Indenture, as it relates to such Outstanding Securities, shall no longer be in effect (and the Trustee, at the expense of the Company, shall at Company Request, execute proper instruments acknowledging the same) (hereinafter called "Defeasance"), except as to:

     (a) the rights of Holders of Securities to receive, from the trust funds described in subparagraph 4.02(d) hereof, (i) payment of the principal of and any premium or interest on the Outstanding Securities of that series on the Stated Maturity of such principal or installment of principal or interest and
(ii) the benefit of any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of the Indenture and such Securities;

     (b) the Company's obligations with respect to such Securities under Sections 3.05, 3.06, 4.03, 10.02 and 10.03; and

     (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder;

     provided that the following conditions have been satisfied:

     (d) with reference to this provision, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (A) or (B) of this subparagraph 4.02(d) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee for such purposes, (A) the principal of and any premium or interest on the Outstanding Securities of that series on the Stated Maturity of such principal or installment of principal or interest on the Redemption Date, as the case may be, and (B) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable, each in accordance with the terms of this Indenture and of such Securities;

     (e) such Defeasance shall not cause the Trustee with respect to the Securities of that series to have a conflicting interest as defined in Section
6.08 and for purposes of the Trust Indenture Act with respect to the Securities of any series;

     (f) such Defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

     (g) such Defeasance would not cause any Outstanding Security of such series then listed on any nationally recognized securities exchange to be then delisted as a result thereof;

     (h) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to Securities of the series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

     (i) the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

     (j) the Company has delivered to the Trustee an Opinion of Counsel stating that (i) such deposit, defeasance and discharge would not cause any outstanding Security of such series then listed on any nationally recognized securities exchange to be delisted as a result thereof; and (ii) and that such Defeasance would not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended from time to time;

     (k) the Company has delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to Holders of Securities, the Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, and (B) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used; and

     (l) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the Defeasance contemplated by this provision have been complied with.

     SECTION 4.03. Application of Trust Funds; Indemnification

     (a) Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 4.02 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 4.02 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by
Section 4.02.

     (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 4.02 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

     (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 4.02 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount which then would have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.

     SECTION 4.04. Reinstatement

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 4.02 with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application or upon the occurrence of an Event of Default, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 4.02 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section
4.03 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                    ARTICLE 5
                                    REMEDIES

     SECTION 5.01. Events of Default

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

     (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

     (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of each series affected thereby a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (e) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (f) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

     (g) any events of default provided with respect to Securities of that series.

     SECTION 5.02. Acceleration of Maturity; Rescission and Annulment

     If an Event of Default described in clause 5.01(a), 5.01(b), 5.01(c), 5.01(d) or 5.01(g) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series (each such series voting as a separate class in the case of an Event of Default under clause 5.01(a), 5.01(b), 5.01(c) or 5.01(g), and all such series voting as one class in the case of such an Event of Default under clause 5.01(d)) may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If any Event of Default described in clause 5.01(d) with respect to all series of Securities then Outstanding, or any Event of Default described in clause 5.01(e) or 5.01(f) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Outstanding Securities (voting as one class) may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) of all the Securities then Outstanding to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (i) the overdue interest on all Securities of the series,

          (ii) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the interest rate or rates prescribed in such Securities,

          (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed for overdue interest in such Securities, and

          (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustees, its agents and counsel and all other amounts due under Section 6.07;

          and

     (b) all Events of Default with respect to Securities of that series other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by
Trustee

     The Company covenants that if

     (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities, for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel other than those incurred due to the Trustee's bad faith or negligence.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

     SECTION 5.04. Trustee May File Proofs of Claim

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

     and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holders hereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.06. Application of Money Collected

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under this Indenture; and

               SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected ratably without preference or priority of any kind according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

     SECTION 5.07. Limitation on Suits

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of all Outstanding Securities of that series;

     it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 5.09. Restoration of Rights and Remedies

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 5.10. Rights and Remedies Cumulative

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. Delay or Omission Not Waiver

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default which shall have occurred and shall be continuing shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 5.12. Control by Holders

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

     (a) such direction shall not be in conflict with any rule of law or with this Indenture,

     (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (c) the Trustee shall have the right to decline any direction with respect to which a Responsible Officer reasonably determines such direction will cause the Trustee to incur any liability for which it shall not have been adequately indemnified pursuant to Section 5.07.

     SECTION 5.13. Waiver of Past Defaults

     The Holders of (i) not less than a majority in principal amount of the Outstanding Securities of any series (each such series voting as a separate class) may on behalf of the Holders of all Securities of such series waive any past default or Event of Default described in clause 5.01(d) which relates to less than all series of Outstanding Securities or described in clause 5.01(g) with respect to such series and its consequences, or (ii) not less than a majority in principal amount of the Outstanding Securities affected thereby (voting as one class) may on behalf of the Holders of all the Outstanding Securities affected thereby waive any past default or Event of Default described in said clause 5.01(d) which relates to all such Outstanding Securities and its consequences, except in any such case a default

     (a) in the payment of the principal of, or any premium or interest on, any Security of such series, or

     (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.14. Undertaking for Costs

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities of any series or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.15. Waiver of Usury, Stay or Extension Law

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6
                                   THE TRUSTEE

     SECTION 6.01. Certain Duties and Responsibilities

     (a) Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (i) this Subsection shall not be construed to limit the effect of Subsection 6.01(a);

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 6.02. Notice of Defaults

     Within 90 days after receipt by the Trustee of written notice of the occurrence of any default hereunder with respect to the Securities of any series the Trustee shall transmit in the manner and to the extent provided in Section 7.03(d), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in
Section 5.01(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default," means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     SECTION 6.03. Certain Rights of Trustee

     Subject to the provisions of Section 6.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, at the sole cost of the Company;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (i) The Trustee's immunities and protections from liability and its rights to compensation and indemnification in connection with the performance of its duties under this Indenture shall be exercisable by the Trustee in each of its capacities hereunder and shall extend to the Trustee's officers, directors, agents and employees. Such immunities and protections and right to indemnification, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal and final payment of the Securities;

     (j) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

     (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     SECTION 6.04. Not Responsible for Recitals or Issuance of Securities

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 6.05. May Hold Securities

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     SECTION 6.06. Money Held in Trust

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     SECTION 6.07. Compensation and Reimbursement

     The Company agrees

     (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expenses, disbursements or advances as may be attributable to its negligence or bad faith;

     (c) to indemnify each of the Trustee or any predecessor Trustee and their respective agents for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based upon or measured by or determined by reference to the income of the Trustee); incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim, whether asserted by the Issuer, a Holder or any other person, or liability in connection with the exercise or performance of any of its powers or duties hereunder; and

     (d) The Trustee shall have, and is hereby granted, a first priority lien on all monies, securities and collateral (other than monies held in trust by the Trustee for the purpose of paying the principal, premium, if any, and interest on any specific Securities) held by or on behalf of the Trustee pursuant to this Indenture for payment or reimbursement to the Trustee of its fees, expenses and any other monies payable to it hereunder.

     SECTION 6.08. Disqualification; Conflicting Interest

     (a) If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

     (b) In the event that the Trustee shall fail to comply with the provisions of Subsection 6.08(a) with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all

Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

     SECTION 6.09. Corporate Trustee Required; Eligibility

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in any State in the United States of America or in the District of Columbia. If such corporation publishes or files reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published or filed. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 6.10. Resignation and Removal; Appointment of Successor

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (i) the Trustee shall fail to comply with Section 6.08(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company, by a Board Resolution, may remove the Trustee with respect to the applicable series of Securities, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to such series of Securities and the appointment of a successor Trustee or Trustees.

     (e) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.11. Acceptance of Appointment by Successor

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph 6.11(a) or 6.11(b), as the case may be.

     (d) No such successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 6.13. Preferential Collection of Claims

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     SECTION 6.14. Appointment of Authenticating Agent

     At any time the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        The Bank of New York Mellon Trust
                                        Company, N.A., as Trustee,


                                        By
                                           -------------------------------------
                                           as Authenticating Agent


                                        By
                                           -------------------------------------
                                           Authorized Signatory

                                    ARTICLE 7
                HOLDERS' LIST AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders

     The Company will furnish or cause to be furnished to the Trustee

     (a) semi-annually a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the date of such list, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

     SECTION 7.02. Preservation of Information; Communications to Holders

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

     (b) If three or more Holders of Securities of any series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of such series or with Holders of all other series of Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

          (ii) inform such applicants as to the approximate number of Holders of such series of Securities or Holders of all other series of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to the Holders of such series of Securities or the Holders of all series of Securities the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series of Securities or of all series of Securities or of all series of Securities whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the relevant Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

     SECTION 7.03. Reports by Trustee

     (a) If required under Section 313(a) of the Trust Indenture Act, within 60 days after May 15 of each year commencing with the year 2001, so long as any of the Securities are outstanding, the Trustee shall transmit by mail to all Holders, as provided in subsection 7.03(c), a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need by transmitted):

          (i) any change to its eligibility under Section 6.09 or the creation of or any material change to its qualifications under Section 6.08;

          (ii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities Outstanding of such series on the date of such report;

          (iii) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13;

          (iv) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (v) any additional issue of Securities which the Trustee has not previously reported; and

          (vi) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.02.

     (b) The Trustee shall transmit by mail to all Holders, as provided in subsection 7.03(c), a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection 7.03(a) (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding of such series at such time, such report to be transmitted within 90 days after such time.

     (c) Reports pursuant to this Section shall be transmitted by mail:

          (i) to all Holders of Securities, as the names and addresses of such Holders appear in the Security Register as of a date not more than fifteen days prior to the mailing thereof;

          (ii) to such holders of Securities of any series as have, within two years preceding such transmission, filed their names and addresses with the Trustee for such series for that purpose; and

          (iii) except in the case of reports pursuant to subsection 7.03(b), to all Holders of Securities whose names and addresses have been received by the Trustee pursuant to Section 7.01.

     (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange and of the delisting thereof.

     SECTION 7.04. Reports by Company

     The Company shall:

     (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, to such Holders of Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose and Holders of securities whose names and addresses have been furnished to or received by the Trustee pursuant to Section 7.02(a) such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs 7.04(a) and 7.04(b) as may be required by rules and regulations prescribed from time to time by the Commission.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     SECTION 7.05. Calculation of Original Issue Discount

     The Company shall file with the Trustee promptly after the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 8.01. Company May Consolidate, Etc., Only on Certain Terms

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties or shall prevent any sale or conveyance of all or substantially all of the property of the Company to any other corporation authorized to acquire and operate the same; provided, that in any such case, (i) either the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such corporation shall expressly assume the due and punctual payment of the principal of, and premium, if any, and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and
(ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

     SECTION 8.02. Successor Corporation to be Substituted for Company

     In case of any such consolidation, merger, sale or conveyance (other than a conveyance by way of lease) and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities and may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Masco Corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and upon the order of such successor corporation (instead of the Company) and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the

Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In the case of any such consolidation, merger, sale or conveyance, such change in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     SECTION 8.03. Evidence to be Furnished to the Trustee

     The Trustee, subject to the provisions of Sections 6.01 and 6.03, may receive and rely upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale or conveyance, and any such assumption complies with the provisions of this Article Eight.

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. Supplemental Indentures without Consent of Holders

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

     (c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of the relevant series) or to surrender any right or power herein conferred upon the Company; or

     (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or permit or facilitate the issuance of Securities in uncertificated form; or

     (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to Securities of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of such Securities with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

     (f) to secure the Securities; or

     (g) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

     (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for and facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

     (i) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

     SECTION 9.02. Supplemental Indentures with Consent of Holders

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture voting as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the

Holders of Securities of such series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

     (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (c) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(h).

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


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     SECTION 9.03. Execution of Supplemental Indentures

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.04. Effect of Supplemental Indentures

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05. Conformity with Trust Indenture Act

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.06. Reference in Securities to Supplemental Indentures

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


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                                   ARTICLE 10
                                    COVENANTS

     SECTION 10.01. Payment of Principal, Premium and Interest

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of (and premium, if any) and any interest on each of the Securities of that series in accordance with the terms of the Securities and this Indenture.

     SECTION 10.02. Maintenance of Office or Agency

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

     SECTION 10.03. Money for Securities Payments to be Held in Trust

     (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 10.03:


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          (i) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series;

          (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable; and

          (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     (b) If the Company shall at any time act as its own Paying Agent it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on the Securities of any series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall become due and payable.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee (except pursuant to Section 4.02), or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as


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trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 10.04. Certificate of Officers of the Company

     On or before April 1 of each year beginning with the year 2001, so long as Securities of any series are Outstanding hereunder, the Company will file with the Trustee an Officers' Certificate, one of the signers of which shall be the principal financial officer, the principal accounting officer or the principal executive officer of the Company, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For purposes of this paragraph, any such default shall be determined without regard to any period of grace or requirement of notice provided in this Indenture.

                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

     SECTION 11.01. Applicability of Article

     Any Securities that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for any Securities) in accordance with this Article.

     SECTION 11.02. Election to Redeem; Notice to Trustee

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the tenor, if applicable, of the Securities to be redeemed, and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities prior to


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

the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

     SECTION 11.03. Selection by Trustee of Securities to be Redeemed

     If less than all the Securities of any series are to be redeemed (unless all of the Securities of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 11.04. Notice of Redemption

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed, at this address appearing in the Security Register.

     All notices of redemption shall identify the Securities to be redeemed (including by CUSIP number, if applicable) and shall state:

     (a) the Redemption Date,

     (b) the Redemption Price,


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     (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

     (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

     (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

     (f) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice of redemption mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security shall not affect the validity of the proceeding for the redemption of any other Security.

     SECTION 11.05. Deposit of Redemption Price

     Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

     SECTION 11.06. Securities Payable on Redemption Date

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest), such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the


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Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 11.07. Securities Redeemed in Part

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in permanent global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Security in permanent global form, without service charge to the Holder, a new Security in permanent global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in permanent global form so surrendered.

                                   ARTICLE 12
                                  SINKING FUNDS

     SECTION 12.01. Applicability of Article

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as


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provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     SECTION 12.02. Satisfaction of Sinking Fund Payments with Securities

     The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities to be so redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 12.03. Redemption of Securities for Sinking Fund

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02 stating that such Securities have not been previously used as a credit against any sinking fund payment and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.05, 11.06 and 11.07.


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                                   ARTICLE 13
                           SUBORDINATION OF SECURITIES

     SECTION 13.01. Agreement to Subordinate

     The Company covenants and agrees, and each holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities issued hereunder shall be issued subject to the provisions of this Article; and each person holding any Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The provisions of this Article are made for the benefit of the Holders of Senior Indebtedness, and such Holders shall, at any time, be entitled to enforce such provisions against the Company or any Holders.

     All Securities issued hereunder shall, to the extent and in the manner hereinafter in this Article set forth, be subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness.

     SECTION 13.02. No Payment on Securities if Senior Indebtedness in Default

     No payment on account of principal, premium, if any, sinking funds or interest on the Securities shall be made unless full payment of amounts then due for principal, premium, if any, sinking funds and interest on all Senior Indebtedness has been made or duly provided for. No payment (including the making of any deposit in trust with the Trustee in accordance with Section 4.01) on account of principal, premium, if any, sinking funds or interest on the Securities shall be made if, at the time of such payment or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal, premium, if any, sinking funds or interest with respect to any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, sinking funds or interest) with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist. The foregoing provision shall not prevent the Trustee from making payments on the Securities from monies or securities deposited with the Trustee pursuant to the terms of Section 4.01 if at the time such deposit was made or immediately after giving effect thereto the conditions in (i) or (ii) of this Section did not exist.


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     SECTION 13.03. Priority of Senior Indebtedness

     In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or state law, or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or assignment for the benefit of creditors or any other marshalling of assets of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal of and premium, if any, and interest on all Senior Indebtedness including interest on such Senior Indebtedness after the date of filing of a petition or other action commencing such proceeding before the Holders of the Securities are entitled to receive any payment on account of the principal of or premium, if any, or interest on the Securities (except that Holders of Securities shall be entitled to receive such payments from monies or securities deposited with the Trustee pursuant to the terms of Section 4.01 if at the time such deposit was made or immediately after giving effect thereto the conditions in (i) or (ii) of
Section 13.02 did not exist), and any payment or distribution of any kind or character which may be payable or deliverable in any such proceedings in respect of the Securities, except securities which are subordinate and junior in right of payment to the payment of all Senior Indebtedness then outstanding, shall be paid by the person making such payment or distribution directly to the holders of Senior Indebtedness to the extent necessary to make payment in full of all Senior Indebtedness, after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness. In the event that any payment or distribution of cash, property or securities shall be received by the Trustee or the Holders of the Securities in contravention this Section before all Senior Indebtedness is paid in full, or provision made for the payment thereof, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay in full all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

     In the event that any Security is declared due and payable before its expressed maturity because of the occurrence of an Event of Default (under circumstances when the provisions of the first paragraph of this Section shall not be applicable), the holders of the Senior Indebtedness outstanding at the time the Securities of such series so become due and payable because of such occurrence of such an Event of Default shall be entitled to receive payment in full of all


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

principal of and premium, if any, and interest on all Senior Indebtedness before the Holders of the Securities of such series are entitled to receive any payment on account of the principal of or premium, if any, or interest on the Securities of such series except that Holders of Securities of such series shall be entitled to receive payments from monies or securities deposited with the Trustee pursuant to the terms of Section 4.01, if at the time of such deposit no Security of such series had been declared due and payable before its expressed maturity because of the occurrence of an Event of Default.

     Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

     SECTION 13.04. Company to Give Notice of Certain Events; Reliance by
Trustee

     The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy proceedings, any receivership, liquidation, reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or state law, or similar proceedings and any proceedings for voluntary liquidation, dissolution or winding up of the Company within the meaning of this Article. The Trustee shall be entitled to assume that no such event has occurred unless the Company or any one or more holders of Senior Indebtedness or any trustee therefor has given such notice together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or the authority of such Trustee. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, in the absence of its negligence or bad faith, and any Holder of a Security shall be entitled to rely conclusively upon a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution and as to other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.


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     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such covenants and obligation as are specifically set forth in this Indenture and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee does not have any fiduciary duties to holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Securities or the Company or any other person, moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

     Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

     SECTION 13.05. Subrogation of Securities

     Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities, or by the Trustee, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of Securities, be deemed to be a payment by the Company to or on account of Senior Indebtedness, and no payments or distributions to the Trustee or the Holders of the Securities of cash, property or securities payable or distributable to the holders of the Senior Indebtedness to which the Trustee or the Holders of the Securities shall become entitled pursuant to the provisions of this Section, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to the Holders of or on account of the Securities.

     SECTION 13.06. Company Obligation to Pay Unconditional

     The provisions of this Article are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand, and the Holders of the Securities on the other hand, and nothing herein shall impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders thereof the principal thereof and premium, if any, and interest thereon in accordance with the


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

terms of the Securities and this Indenture nor shall anything herein prevent the Holders of the Securities or the Trustee from exercising all remedies otherwise permitted by applicable law or under the Securities and this Indenture upon default under the Securities and this Indenture, subject to the rights of holders of Senior Indebtedness under the provisions of this Article to receive cash, property or securities otherwise payable or deliverable to the Holders of the Securities.

     SECTION 13.07. Authorization of Holders of Securities to Trustee to Effect Subordination

     Each Holder of Securities by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

     SECTION 13.08. Notice to Trustee of Facts Prohibiting Payments

     Notwithstanding any of the provisions of this Article or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the principal office of the Trustee shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any trustee therefor, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or the authority of such Trustee, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; provided, that, if prior to the second business day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of or premium, if any, or interest on any Security), the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee and any Paying Agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such day, and provided, further, that nothing contained herein shall prevent conversions of the Securities in accordance with the provisions of this Indenture.

     SECTION 13.09. Trustee May Hold Senior Indebtedness

     The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any


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

other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     SECTION 13.10. All Indenture Provisions Subject to this Article

     Notwithstanding anything herein contained to the contrary, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

                                   *   *   *

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.

                                        MASCO CORPORATION


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------


Attest:
        -----------------------------


                                        THE BANK OF NEW YORK MELLON TRUST
                                        COMPANY N.A., as Trustee


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------

Exhibit A

                            FORM OF FACE OF SECURITY

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK (THE "U.S. DEPOSITARY"), TO MASCO CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE U.S. DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE U.S. DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITARY OR ITS NOMINEE AND ANY PAYMENT IS MADE TO THE DEPOSITARY OR ITS NOMINEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.]

     [If the Security is an original issue discount security for tax purposes and is not "publicly offered" within the meaning of Treasury Regulation 1.1275-1(h), insert--For purposes of Sections 1271-1275 of the United States Internal Revenue Code of 1986, as amended, the issue price of this Security is _______, the amount of original issue discount is _______, the issue date is
_________, 20______ and the yield to maturity is _______]

                                        MASCO CORPORATION

                                        [Title of Security]

No.
   -----------------------
$
 -------------------------

                                                                CUSIP No.
                                                                         -------

No.
   -----------------------

     Masco Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________________, or registered assigns, the principal sum of ________________________________ Dollars on
___________________________ [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from _______ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _______ and _______ in each year, commencing ______, at the rate of __% per annum, until the principal hereof is paid or made available for payment [If applicable, insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of __% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ____ or ____ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. [Interest on the Securities shall be computed on the basis of a 360-day year consisting of 12 30-day months.]

     [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

     Payment of the principal of (and premium, if any) and [if applicable insert,--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                        MASCO CORPORATION


                                        By
                                           -------------------------------------


Attest:
        -----------------------------

                 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:
                        -------------------------------

                                        The Bank of New York Mellon Trust
                                        Company, N.A., as Trustee


                                        By
                                           -------------------------------------
                                           Authorized Signatory

                           FORM OF REVERSE OF SECURITY

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ____________ (herein called the "Indenture"), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [____, limited in aggregate principal amount to $______].

     [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--(1) on _________ in any year commencing with the year _________ and ending with the year ___________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ________, 20_____], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before __________ ___, ___%, and if redeemed] during the 12-month period beginning _______________ of the years indicated,

       Redemption          Redemption
Year      Price     Year      Price
----   ----------   ----   ----------


and thereafter at a Redemption Price equal to ______% of the principal amount, together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on __________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after __________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12 month period beginning _____________ of the years indicated,

       Redemption Price
        For Redemption    Redemption Price For
            Through       Redemption Otherwise
           Operation          Than Through
Year        of the              Operation
----   ----------------   --------------------


and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [Notwithstanding the foregoing, the Company may not, prior to ___________ redeem any Securities of this series as contemplated by [clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

     [The sinking fund for this series provides for the redemption on _______ in each year beginning with the year ________ and ending with the year __________ of [not less than] $_________ [("mandatory sinking fund") and not more than $_________] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the inverse order in which they become due.]

     [In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

     [If the Security is not an Original Issue Discount Security, --If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, --If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of the Indenture or thereafter incurred, and this Security is issued subject to the provisions of the Indenture with respect to such subordination. Each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $___ and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.